The following tables present data as of August 31, 1996.


                         Composition by Account Balance
                                 Trust Portfolio

                                      Percentage                  Percentage
                                       of Total                    of Total
                           Number of   Number of   Receivables    Receivables
Account Balance Range       Accounts   Accounts      Balance        Balance
Credit Balance                20,613     1.32%    $  (2,026,591)    -0.09%
Zero Balance                 638,487    40.81%                -      0.00%
$0 - $500.00                 179,164    11.45%       33,864,998      1.45%
$500.01 - $1,000.00           94,184     6.02%       70,357,904      3.02%
$1,000.01 - $3,000.00        282,771    18.07%      561,910,395     24.13%
$3,000.01 - $5,000.00        230,063    14.70%      906,750,571     38.94%
$5,000.01 - $10,000.00       117,097     7.48%      729,467,641     31.33%
Over $10,000.00                2,394     0.15%       28,372,992      1.22%
 Total                     1,564,773   100.00%   $2,328,697,910    100.00%




                           Composition by Credit Limit
                                 Trust Portfolio

                                      Percentage                  Percentage
                                       Of Total                    Of Total
                           Number of   Number of   Receivables    Receivables
 Credit Limit Range         Acounts    Accounts      Balance        Balance
$0 - $1,000                  73,429      4.69%   $  14,559,861       0.63%
$1,000.01 - $2,000.00        95,185      6.08%      50,770,743       2.18%
$2,000.01 - $3,000.00       142,621      9.12%     117,133,298       5.03%
$3,000.01 - $4,000.00       167,223     10.69%     190,087,670       8.16%
$4,000.01 - $5,000.00       289,344     18.49%     431,617,503      18.54%
$5,000.01 - $10,000.00      756,768     48.36%   1,438,526,176      61.77%
Over $10,000.00              40,203      2.57%      86,002,659       3.69%
 Total                    1,564,773    100.00%  $2,328,697,910     100.00%


                      Composition by Period of Delinquency
                                 Trust Portfolio

                                                                  Percentage
                                                                   of Total
Period of Delinquency      Number of   Number of   Receivables    Receivables
(Days Contractually        Accounts    Accounts      Balance        Balance
  Delinquent)
Current                    1,497,757    95.72%   $2,125,328,882      91.27%
1-30 Days                     39,232     2.51%      115,235,666       4.95%
31 - 60 Days                   9,702     0.62%       28,469,888       1.22%
61 or More Days               18,082     1.15%       59,663,474       2.56%
 Total                     1,564,773   100.00%   $2,328,697,910     100.00%


                           Composition by Account Age
                                 Trust Portfolio

                                      Percentage                  Percentage
                                       of Total                    of Total
                           Number of   Number of   Receivables    Receivables
Account Age                Accounts    Accounts      Balance        Balance
0 to 6 months               245,200     15.67%    $ 455,768,852      19.57%
Over 6 to 12 months         190,480     12.17%      363,586,665      15.61%
Over 12 to 24 months        282,308     18.04%      483,907,734      20.78%
Over 24 to 48 months        509,265     32.55%      627,448,457      26.95%
Over 48 months              337,520     21.57%      397,986,202      17.09%
 Total                    1,564,773    100.00%    2,328,697,910     100.00%


                       Geographic Distribution by Accounts
                                 Trust Portfolio

                                 Percentage                     Percentage
                                  of Total                       of Total
                    Number of    Number of    Receivables       Receivables
                    Accounts      Accounts      Balance           Balance
CT                   233,215       14.90%     $297,212,594         12.76%
CA                   127,404        8.14       220,956,297          9.49
TX                   101,059        6.46       169,039,515          7.26
NY                    96,044        6.14       139,363,260          5.98
FL                    74,889        4.79       105,478,646          4.53
IL                    60,083        3.84        95,415,805          4.10
OH                    63,830        4.08        91,281,469          3.92
PA                    61,509        3.93        87,021,654          3.74
MI                    49,058        3.13        77,676,118          3.34
NJ                    51,146        3.27        73,426,680          3.15
Other (1)            646,536       41.32       971,825,872         41.73
 Total             1,564,773      100.00%   $2,328,697,910        100.00%

(1)  States with less than 3.15% of the Percentage of Total Receivables
     Balance.

Note:  Data is sorted by Total Receivables Balance.